                                                                    EXHIBIT 99.2


                          DEBT RESTRUCTURING AGREEMENT

         THIS AGREEMENT is made this 15 day of May, 2002 among COMMSCOPE, INC. OF NORTH CAROLINA, a North Carolina corporation ("CommScope"), and CABLETEL COMMUNICATIONS CORP., a corporation organized under the laws of Ontario, Canada ("Cabletel").

                               W I T N E S S E T H

     WHEREAS, Cabletel owes CommScope and its affiliates US$2,200,000, which amount is past due (the "Past Due Receivable").

     WHEREAS, as of the date hereof, Cabletel also owes CommScope an aggregate amount of US$1,335,733.45, in respect of goods and services rendered by CommScope to Cabletel, which amount (i) represents all amounts owed by Cabletel to CommScope as of the date hereof (other than the oldest US$2,200,000 in receivables which are represented by the Past Due Receivable) and (ii) is due and payable on net sixty (60) day terms from the date of invoice, as more particularly set forth in Schedule A.

     WHEREAS, CommScope and Cabletel have agreed to convert the Past Due Receivable into a Senior Subordinated Unsecured Note.

         NOW, THEREFORE, the parties hereto agree as follows:

     1. CommScope and Cabletel hereby agree to convert the Past Due Receivable into a Senior Subordinated Unsecured Note, (the "Note") with the terms and in the form set forth in Exhibit A hereto, which Note, fully executed by Cabletel, will be delivered to CommScope upon execution of this Agreement.

     2. CommScope and Cabletel hereby agree that: (i) the aggregate amount of US$1,335,733.45 set forth on Schedule A hereto (the "Schedule A Receivables") represents all amounts owed by Cabletel to CommScope as of the date hereof (other than the oldest US$2,200,000 in receivables which are represented by the Past Due Receivable); and (ii) the Schedule A Receivables are due and payable on net sixty (60) day terms from the date of invoice. Cabletel hereby acknowledges and agrees that it will pay to CommScope or its affiliates the Schedule A Receivables, according to the due dates shown in Schedule A.

     3. Cabletel and CommScope hereby agree that, if Cabletel desires to purchase goods from CommScope or its affiliates after the date hereof, the purchase price for such goods shall be paid (i) cash in advance if the total amount due from Cabletel to CommScope and its affiliates (other than amounts due under the Note but including outstanding and then unpaid amounts of Schedule A Receivables) is equal to or greater than US$1,500,000, and (ii) on sixty-day terms if the purchase price for such goods, plus amounts due to CommScope and its affiliates (other than amounts due under the Note but including outstanding and then unpaid amounts of Schedule A Receivables) is less than US$1,500,000.

     4. Cabletel agrees to issue to CommScope a Common Stock Purchase Warrant (the "Warrant") for 200,000 shares of common stock of Cabletel, at an Exercise Price of Cdn.$1.640 per share on the terms and in the form set forth in Exhibit B, which Warrant, fully executed by Cabletel, will be delivered to CommScope upon execution hereof.

     5.   Cabletel represents and warrants to CommScope as follows:

          a. Organization, Standing and Power. Cabletel is duly organized, validly existing and in good standing under the laws of Ontario, Canada and has all requisite power and authority to own, lease and otherwise hold and operate its assets and to carry on business as presently conducted.

          b. Authorization; Enforceability. (i) Cabletel has full power and authority to enter into and perform the Warrant, the Note, and this Agreement; (ii) the execution and delivery of the Warrant, the Note, and this Agreement by Cabletel and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action; (iii) each of the Warrant, the Note, and this Agreement has been duly executed and delivered by Cabletel and (iv) each of the Warrant, the Note, and this Agreement constitutes valid and binding obligations of Cabletel enforceable against Cabletel in accordance with its terms.

          c. No Conflicts. The execution, delivery and performance of the Warrant, the Note, and this Agreement and the consummation by Cabletel of the transactions contemplated thereby will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Cabletel or any of its subsidiaries pursuant to any agreement, indenture or instrument to which Cabletel or any of its subsidiaries is a party, or result in a violation of its certificate of incorporation or by-laws or any law, rule, regulation, order, judgment or decree applicable to Cabletel, any of its subsidiaries or by which any property or asset of Cabletel is bound or affected. No consent, authorization or order of, or filing or registration with, any court or governmental agency or any other person is required for the execution, delivery and performance by Cabletel of the Warrant, the Note, or this Agreement.

     6.   CommScope represents and warrants to Cabletel as follows:

          a. Total Amounts Owed. The Past Due Receivable and the Schedule A Receivables represent all amounts owed by Cabletel to CommScope as of the date of this Agreement.

          b. Organization, Standing and Power. CommScope is duly organized, validly existing and in good standing under North Carolina law and has all requisite power and authority to own, lease and otherwise hold and operate its assets and to carry on business as presently conducted.

          c. Authorization; Enforceability. (i) CommScope has full power and authority to enter into and perform this Agreement; (ii) the execution and delivery of this Agreement by CommScope and the consummation by it of the transactions contemplated hereby has been duly authorized by all necessary corporate action; (iii) this Agreement has been duly executed and delivered by CommScope and (iv) this Agreement constitutes valid and binding obligations of CommScope enforceable against CommScope in accordance with its terms.

          d. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by CommScope of the transactions contemplated hereby will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of CommScope or any of its subsidiaries pursuant to any agreement, indenture or instrument to which CommScope or any of its subsidiaries is a party, or result in a violation of its certificate of incorporation or by-laws or any law, rule, regulation, order, judgment or decree applicable to CommScope, any of its subsidiaries or by which any property or asset of CommScope is bound or affected. No consent, authorization or order of, or filing or registration with, any court or governmental agency or any other person is required for the execution, delivery and performance by CommScope of this Agreement.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without regard to conflicts of laws principles or provisions. The parties waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Agreement, whether grounded in tort, contract or otherwise.

     8. Neither this Agreement nor any of the terms hereof or thereof may be changed, waived, discharged, or terminated unless such change, waiver, discharge or termination is in writing and signed by CommScope and Cabletel.

     9. This Agreement, together with the Note and the Warrant, constitutes the entire agreement between the parties hereto with respect to the subject mater hereof, and supersedes all prior agreements, written or oral, with respect to the matters provided herein.

     10. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

               If to Cabletel:

               Cabletel Communications Corp.
               230 Travail Rd.
               Markham, Ontario, Canada L3S 3JI

               Attention:  Ron Eilath, Executive Vice President and
                           Chief Financial Officer
               Facsimile:  (905) 475-9571

               with a copy to:

               Piper Marbury Rudnick & Wolfe LLP
               1251 Avenue of the Americas
               New York, New York  10020
               United States of America

               Attention:  Jonathan Klein, Esq.
               Facsimile:  (212) 884-8502

               If to CommScope:

               CommScope, Inc. of North Carolina
               P.O. Box 1729
               1100 CommScope Place SE
               Hickory, North Carolina  28603-1729
               United States of America

               Attention:  Jean Gay, Vice President Customer Financial Services
               Facsimile:  (828) 322-7670
               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York  10004
               United States of America

               Attention:  Christopher Ewan, Esq.
               Facsimile:  (212) 859-8588

          or to such other address as any party or other addressee shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

     11. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on the date first written above.

                                         COMMSCOPE, INC. OF NORTH CAROLINA

                                         By: ______________________
                                             Name:
                                             Title:

                                         CABLETEL COMMUNICATIONS CORP.

                                         By: ______________________
                                             Name:
                                             Title:

                                   SCHEDULE A

                                 SO      SALES                                 ORIG
             DOC    DOCUMENT     DOC     ORDER     CUSTOMER                     DOC    ORIGINAL
DUE DATE    TYPE     NUMBER     TYPE     NUMBER     NUMBER  REFERENCE          TYPE    DOCUMENT     GROSS AMOUNT      OPEN AMOUNT
--------    ----     ------     ----     ------     ------  -----------        ----    --------    -------------     -------------
05/14/02     RI      679021       SO     122913     103504   35227               RI     679021     $   10,862.64     $   10,862.64
05/14/02     RI      679121       SO     123841     103504   35271               RI     679121     $   10,541.76     $   10,541.76
05/15/02     RI      679300       SO     122907     103504   35225               RI     679300     $   25,805.95     $   25,805.95
05/15/02     RI      679314       SO     125134     103504   35414               RI     679314     $    3,283.15     $    3,283.15
05/17/02     RI      679571       SO     122913     103504   35227               RI     679571     $    5,326.71     $    5,326.71
05/19/02     RI      680401       SO     123841     103504   35271               RI     680401     $    3,647.53     $    3,647.53
05/21/02     RI      680975       SO     123841     103504   35271               RI     680975     $      978.68     $      978.68
05/21/02     RI      680995       SO     126546     103504   35475               RI     680995     $   12,913.24     $   12,913.24
05/23/02     RI       1103        SV      167       103504   35466               RI      1103      $    3,800.00     $    3,800.00
05/25/02     RI      678475       SO     122907     103504   35225               RI     678475     $    1,970.40     $    1,970.40
05/25/02     RB       35591       SO     78436      103504   31254               RI     607105     $      109.07     $      109.07
05/25/02     RB       35592       SO     70225      103504   30562               RI     636227     $      151.00     $      151.00
05/25/02     RB       35593       SO     70236      103504   30564               RI     637605     $       96.00     $       96.00
05/25/02     RB       35594       SO     100398     103504   33214               RI     637611     $       89.56     $       89.56
05/25/02     RB       35595       SO     97026      103504   32877               RI     637829     $      333.70     $      333.70
05/25/02     RB       35596       SO     70231      103504   30563               RI     638235     $      200.00     $      200.00
05/25/02     RB       35597       SL     73097      103504   30836               RI     640102     $      353.92     $      353.92
05/25/02     RB       35598       SO     89695      103504   32212               RI     640301     $      234.81     $      234.81
05/25/02     RB       35599       SL     75265      103504   31014               RI     615107     $   26,896.32     $   26,896.32
05/25/02     RB       35600       CD     22562      103504   31140               RM     615701     $    1,056.00     $    1,056.00
05/25/02     RB       35601       SO     94723      103504   32664               RI     627735     $    1,345.41     $    1,345.41
05/25/02     RB       35604                         103504   RM00619807                            $    5,633.20     $    5,633.20
05/25/02     RB       35605                         103504   RV00518235                            $   20,400.00     $   20,400.00
05/25/02     RB       35606                         103504   VISA                                  $    4,543.32     $    4,543.32
05/25/02     RI      681936       SO     122913     103504   35227               RI     681936     $    2,032.80     $    2,032.80
05/26/02     RI      682285       SO     126623     103504   35466               RI     682285     $    3,675.00     $    3,675.00
05/26/02     RI      682347       SO     122907     103504   35225               RI     682347     $    3,800.03     $    3,800.03
05/27/02     RI      682641       SO     126623     103504   35466               RI     682641     $    4,218.75     $    4,218.75
05/27/02     RI      682642       SO     126630     103504   35468               RI     682642     $    2,450.00     $    2,450.00
05/27/02     RI      682643       SO     126631     103504   35469               RI     682643     $    2,940.00     $    2,940.00
05/29/02     RI      683293       SO     126623     103504   35466               RI     683293     $    4,900.00     $    4,900.00
05/30/02     RI      683470       SO     126628     103504   35467               RI     683470     $    2,597.00     $    2,597.00
06/01/02     RI      683663       SO     126623     103504   35466               RI     683663     $    8,575.00     $    8,575.00
06/01/02     RI      683664       SO     126628     103504   35467               RI     683664     $    3,234.00     $    3,234.00
06/01/02     RI      683665       SO     126630     103504   35468               RI     683665     $    1,764.00     $    1,764.00
06/01/02     RI      683666       SO     126631     103504   35469               RI     683666     $    1,764.00     $    1,764.00
06/02/02     RI      655653       SO     113527     103504   34444               RI     655653     $   68,620.22     $   68,620.22
06/02/02     RI      655670       SO     111286     103504   34224               RI     655670     $  100,607.52     $  100,607.52
06/02/02     RI      668600       SO     119451     103504   34966               RI     668600     $   60,869.19     $   60,869.19
06/02/02     RI      668672       SO     115482     103504   34576               RI     668672     $   14,748.48     $   14,748.48
06/02/02     RI      668684       SO     119444     103504   34965               RI     668684     $   27,704.58     $   27,704.58
06/02/02     RI      668716       SO     119418     103504   34941               RI     668716     $      190.50     $      190.50

                                 SO      SALES                                 ORIG
             DOC    DOCUMENT     DOC     ORDER     CUSTOMER                     DOC    ORIGINAL
DUE DATE    TYPE     NUMBER     TYPE     NUMBER     NUMBER  REFERENCE          TYPE    DOCUMENT     GROSS AMOUNT      OPEN AMOUNT
--------    ----     ------     ----     ------     ------  -----------        ----    --------    -------------     -------------
06/02/02     RI      668739       SO     115241     103504   34564               RI     668739     $    1,721.25     $    1,721.25
06/02/02     RI      668888       SO     115247     103504   34575               RI     668888     $    4,778.00     $    4,778.00
06/02/02     RI      669028       SO     119444     103504   34965               RI     669028     $    6,922.01     $    6,922.01
06/02/02     RI      669177       SO     115239     103504   34562               RI     669177     $    3,920.00     $    3,920.00
06/02/02     RI      669190       SO     119425     103504   34948               RI     669190     $   15,078.24     $   15,078.24
06/02/02     RI      669191       SO     119440     103504   34962               RI     669191     $    2,048.40     $    2,048.40
06/02/02     RI      669192       SO     119444     103504   34965               RI     669192     $    8,049.13     $    8,049.13
06/02/02     RI      669327       SO     115241     103504   34564               RI     669327     $      495.00     $      495.00
06/02/02     RI      669412       SO     115566     103504   34565               RI     669412     $    1,241.84     $    1,241.84
06/02/02     RI      669428       SO     119425     103504   34948               RI     669428     $   25,328.72     $   25,328.72
06/02/02     RI      669515       SO     119440     103504   34962               RI     669515     $    2,415.36     $    2,415.36
06/02/02     RI      669516       SO     119444     103504   34965               RI     669516     $    8,613.36     $    8,613.36
06/02/02     RI      669846       SO     115239     103504   34562               RI     669846     $    3,622.00     $    3,622.00
06/02/02     RI      669847       SO     115241     103504   34564               RI     669847     $    7,350.00     $    7,350.00
06/02/02     RI      670557       SO     115241     103504   34564               RI     670557     $    2,499.00     $    2,499.00
06/02/02     RI      670558       SO     115247     103504   34575               RI     670558     $    2,450.00     $    2,450.00
06/02/02     RI      670594       SO     119425     103504   34948               RI     670594     $   10,012.80     $   10,012.80
06/02/02     RI      670629       SO     119418     103504   34941               RI     670629     $    2,012.80     $    2,012.80
06/02/02     RI      670827       SO     115598     103504   34565               RI     670827     $    2,610.00     $    2,610.00
06/02/02     RI      671232       SO     119425     103504   34948               RI     671232     $      625.80     $      625.80
06/02/02     RI      683924       SO     126623     103504   35466               RI     683924     $    4,900.00     $    4,900.00
06/02/02     RI      683925       SO     126630     103504   35468               RI     683925     $    2,450.00     $    2,450.00
06/02/02     RI      683926       SO     126631     103504   35469               RI     683926     $    3,675.00     $    3,675.00
06/03/02     RI      684169       SO     126630     103504   35468               RI     684169     $    4,900.00     $    4,900.00
06/03/02     RI      684170       SO     126631     103504   35469               RI     684170     $    4,900.00     $    4,900.00
06/03/02     RI      684303       SO     126544     103504   35474               RI     684303     $   83,366.40     $   83,366.40
06/04/02     RI      684662       SO     126544     103504   35474               RI     684662     $   12,094.08     $   12,094.08
06/04/02     RI      684663       SO     126548     103504   35476               RI     684663     $    5,891.43     $    5,891.43
06/04/02     RI      684738       SO     126544     103504   35474               RI     684738     $   42,046.08     $   42,046.08
06/05/02     RI      684915       SO     129715     103504   35733               RI     684915     $    2,740.00     $    2,740.00
06/05/02     RI      684988       SO     129715     103504   35733               RI     684988     $      239.25     $      239.25
06/05/02     RI      685013       SO     126544     103504   35474               RI     685013     $   11,741.67     $   11,741.67
06/07/02     RI      685186       SO     129715     103504   35733               RI     685186     $      504.00     $      504.00
06/08/02     RM      685584       CO     29979      103504   35414               RM     685584     $      365.63     $      365.63
06/09/02     RI      672605       SO     115247     103504   34575               RI     672605     $    4,704.00     $    4,704.00
06/09/02     RI      674276       SO     122376     103504   35051               RI     674276     $   74,624.87     $   74,624.87
06/09/02     RI      674667       SO     122376     103504   35051               RI     674667     $   74,599.80     $   74,599.80
06/09/02     RI      674712       SO     122376     103504   35051               RI     674712     $   54,559.52     $   54,559.52
06/09/02     RI      675117       SO     122376     103504   35051               RI     675117     $    9,648.44     $    9,648.44
06/09/02     RI      676570       SO     123841     103504   35271               RI     676570     $    5,690.30     $    5,690.30
06/09/02     RB       36020       SO     99124      103504   33067               RI     641831     $      119.89     $      119.89
06/12/02     RI      686527       SO     126546     103504   35475               RI     686527     $    1,202.40     $    1,202.40
06/15/02     RI      686858       SO     129886     103504   35781               RI     686858     $   68,347.20     $   68,347.20
06/16/02     RI      687175       SO     129589     103504   35732               RI     687175     $   15,706.04     $   15,706.04
06/18/02     RI      687662       SO     129713     103504   35726               RI     687662     $    8,428.00     $    8,428.00
06/18/02     RI      687663       SO     129714     103504   35729               RI     687663     $    2,776.43     $    2,776.43
06/18/02     RI      687664       SO     129715     103504   35733               RI     687664     $      250.00     $      250.00
06/19/02     RI      687930       SO     129712     103504   35725               RI     687930     $   10,780.00     $   10,780.00

                                 SO      SALES                                 ORIG
             DOC    DOCUMENT     DOC     ORDER     CUSTOMER                     DOC    ORIGINAL
DUE DATE    TYPE     NUMBER     TYPE     NUMBER     NUMBER  REFERENCE          TYPE    DOCUMENT     GROSS AMOUNT      OPEN AMOUNT
--------    ----     ------     ----     ------     ------  -----------        ----    --------    -------------     -------------
06/19/02     RI      687931       SO     129715     103504   35733               RI     687931     $      980.00     $      980.00
06/21/02     RI      688210       SO     129713     103504   35726               RI     688210     $    3,038.00     $    3,038.00
06/23/02     RI      688852       SO     129589     103504   35732               RI     688852     $   67,040.22     $   67,040.22
06/23/02     RI      688853       SO     129674     103504   35718               RI     688853     $    7,802.71     $    7,802.71
06/23/02     RI      688854       SO     129682     103504   35723               RI     688854     $   20,628.01     $   20,628.01
06/23/02     RI      688855       SO     129690     103504   35734               RI     688855     $   68,530.51     $   68,530.51
06/23/02     RI      688856       SO     129886     103504   35781               RI     688856     $   48,113.80     $   48,113.80
06/24/02     RI      689284       SO     129589     103504   35732               RI     689284     $   21,095.98     $   21,095.98
06/24/02     RI      689285       SO     129674     103504   35718               RI     689285     $    7,185.60     $    7,185.60
06/24/02     RI      689286       SO     129682     103504   35723               RI     689286     $    9,389.44     $    9,389.44
06/24/02     RI      689287       SO     129690     103504   35734               RI     689287     $    3,621.60     $    3,621.60
                                                                                                   -------------     -------------
                                                                                                   $1,335,733.45     $1,335,733.45
                                                                                                   =============     =============